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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549





                                  FORM 8-K/A
                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 18, 1997



                            FIRST HOME BANCORP INC.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)



    New Jersey
                                            0-28700             22-3423990
----------------------------          -----------------     -------------------
(State of other jurisdiction          (SEC File Number)        (IRS Employer
    of incorporation)                                       Identification No.)


                   125 South Broadway, Pennsville, NJ 08070
            -----------------------------------------------------
                   (Address of principal executive offices)



       Registrant's telephone number, including area code (609) 678-4400
                                                          --------------


       ----------------------------------------------------------------
         (Former name or former address, if changed since last report)




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Item 5.  OTHER EVENTS.

     On December 26, 1997, First Home Bancorp Inc. ("First Home") filed a Current Report on Form 8-K (the "Current Report") disclosing that on December 18, 1997 First Home and Sovereign Bancorp ("Sovereign") entered into an Agreement and Plan of Merger which sets forth the terms and conditions under which First Home will be merged with and into Sovereign. This amendment No. 1 to the current Report is being filed to file the Exhibits set forth under Item
7. hereof.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.

                           The following exhibits are filed herewith.

 Exhibit No.                        Description of Exhibit
 -----------                        ----------------------

     2.0 Agreement and Plan of Merger, dated as of December 18, 1997, between Sovereign Bancorp and First Home Bancorp Inc.

     10.1 Form of Letter Agreement, dated as of December 18, 1997, between Sovereign Bancorp and directors and executive officers of First Home Bancorp Inc. (included as Exhibit 1 to the Agreement and Plan of Merger).

     10.2 Form of Stock Option Agreement, dated as of December 18, 1997, between Sovereign Bancorp and First Home Bancorp Inc. (included as Exhibit 2 to the Agreement and Plan of Merger).

     99.1 Text of joint press release, dated December 19, 1997, issued by First Home Bancorp Inc. and Sovereign Bancorp.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FIRST HOME BANCORP INC.


DATE: January 16, 1998                      By:  /s/  Stephen D. Miller
                                                 -----------------------------
                                                 Stephen D. Miller, President
                                                 and Chairman of the Board
                                                 of Directors